UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007

Beverly National Corporation

(Exact name of registrant as specified in charter)

Massachusetts	33-22224-B	04-2832201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Cabot Street, Beverly, Massachusetts	01915
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 922-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report

Beverly National Corporation

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) At the Annual Meeting of Shareholders of the Corporation on May 22, 2007, Richard H. Booth retired as a Director of the Bank and the Corporation. At such meeting, John J. Meany was elected by shareholders as a new Director of the Bank and the Corporation.

Section 8. Other Events

Item 8.01. Other Events.

The Corporation’s Annual Meeting of Shareholders was held at the Danvers office of Beverly National Bank, Danvers, Massachusetts, on the 22nd day of May, 2007 at 9:00 a.m. At the Meeting, the following matters were submitted to a vote with the results as follows:

1. The proposal to fix the number of directors at eleven (11) who shall constitute the full Board of Directors was approved by the requisite majority vote of shareholders. The votes for fixing the number of directors were as follows:

“FOR APPROVAL”	“AGAINST APPROVAL”	“ABSTAIN”
2,363,160	11,930	8,639
Number of Shares	Number of Shares	Number of Shares

2. All of the four (4) nominees for director received in excess of the requisite plurality of the votes cast at the meeting and were elected and qualified. The votes cast “FOR” and “WITH-HOLD” on the proposal to elect each of the following four (4) Directors of the Company, who, together with the Directors whose terms of office do not expire at the Annual Meeting, will constitute the full Board of Directors and will serve for a term of three (3) years were as follows:

	“FOR APPROVAL”	“WITH-HOLD”
Suzanne S. Gruhl	2,306,519	77,210
	Number of Shares	Number of Shares
John J. Meany	2,324,506	59,223
	Number of Shares	Number of Shares
Clark R. Smith	2,172,992	210,737
	Number of Shares	Number of Shares
Michael F. Tripoli	2,177,564	206,165
	Number of Shares	Number of Shares

3. The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Company for the year ending December 31, 2006 was ratified because the votes for such appointment exceeded the votes against such appointment. The votes cast “FOR”, “AGAINST” and “ABSTAIN” on the proposal to ratify the appointment of Shatswell, MacLeod & Company, P.C. to act as independent auditors for the fiscal year ended December 31, 2007, are as follows:

“FOR APPROVAL”	“AGAINST APPROVAL”	“ABSTAIN”
2,349,134	29,806	4,789
Number of Shares	Number of Shares	Number of Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: May 22, 2007	BEVERLY NATIONAL CORPORATION

	By:	/s/ Donat A. Fournier
Donat A. Fournier,
President and Chief Executive Officer